                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08227

                             SCUDDER INVESTORS FUNDS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  One South Street
                                Baltimore, MD 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Japanese Equity Fund

Annual Report to Shareholders

August 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming Class A shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04
Scudder Japanese Equity Fund	1-Year	3-Year	5-Year	Life of Class*
Class A	16.65%	5.69%	-1.61%	5.92%
Tokyo Stock Exchange Stock Price Index+	21.08%	4.61%	-4.11%	.44%

Scudder Japanese Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Class B	15.82%	5.00%	-2.61%	9.39%
Tokyo Stock Exchange Stock Price Index+	21.08%	4.61%	-4.11%	5.69%

Scudder Japanese Equity Fund	1-Year	3-Year	Life of Class***
Class C	15.82%	4.97%	-6.95%
Tokyo Stock Exchange Stock Price Index+	21.08%	4.61%	-6.43%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.
* The Class commenced operations on October 20, 1997. Index returns begin October 31, 1997.
** The Class commenced operations on August 10, 1998. Index returns begin August 31, 1998.
*** The Class commenced operations on May 31, 2000. Index returns begin May 31, 2000.
+ The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 8/31/04	$ 9.88	$ 13.47	$ 13.47
8/31/03	$ 8.47	$ 11.63	$ 11.63

Class A Lipper Rankings - Japanese Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	27	of	42	63
3-Year	9	of	38	24
5-Year	4	of	28	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Japanese Equity Fund - Class A [] Tokyo Stock Exchange Stock Price Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04
Scudder Japanese Equity Fund		1-Year	3-Year	5-Year	Life of Class*	Life of Class**	Life of Class***
Class A	Growth of $10,000	$10,994	$11,127	$8,692	$13,990	-	-
	Average annual total return	9.94%	3.62%	-2.77%	5.01%	-	-
Class B	Growth of $10,000	$11,272	$11,377	$8,705	-	$17,224	-
	Average annual total return	12.72%	4.39%	-2.74%	-	9.39%	-
Class C	Growth of $10,000	$11,582	$11,567	-	-	-	$7,363
	Average annual total return	15.82%	4.97%	-	-	-	-6.95%
Tokyo Stock Exchange Stock Price Index+	Growth of $10,000	$12,108	$11,449	$8,107	$10,301	$13,872	$7,569
	Average annual total return	21.08%	4.61%	-4.11%	.44%	5.69%	-6.43%

The growth of $10,000 is cumulative.

* The Class commenced operations on October 20, 1997. Index returns begin October 31, 1997.
** The Class commenced operations on August 10, 1998. Index returns begin August 31, 1998.
*** The Class commenced operations on May 31, 2000. Index returns begin May 31, 2000.
+ The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% short-term redemption fee.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Average Annual Total Returns as of 8/31/04
Scudder Japanese Equity Fund	1-Year	Life of Class*
Class S	16.88%	8.26%
Tokyo Stock Exchange Stock Price Index+	21.08%	13.86%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.
Net Asset Value
Class S
Net Asset Value 8/31/04	$ 9.90
8/31/03	$ 8.47

+ The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings - Japanese Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	25	of	42	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Japanese Equity Fund - Class S [] Tokyo Stock Exchange Stock Price Index+

Comparative Results as of 8/31/04
Scudder Japanese Equity Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,688	$11,841
	Average annual total return	16.88%	8.26%
Tokyo Stock Exchange Stock Price Index+	Growth of $10,000	$12,108	$13,057
	Average annual total return	21.08%	13.86%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.
+ The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,014	$ 1,010	$ 1,011	$ 1,015
Expenses Paid per $1,000*	$ 7.09	$ 10.86	$ 10.86	$ 5.83
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,018	$ 1,014	$ 1,014	$ 1,019
Expenses Paid per $1,000*	$ 7.10	$ 10.89	$ 10.89	$ 5.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder Japanese Equity Fund	1.40%	2.15%	2.15%	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Japanese Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Japanese Equity Fund. Deutsche Asset Management (Japan) Limited ("DeAMJ"), the fund's subadvisor, is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMJ are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Katsuhiro Iwai, CFA*

Assistant Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2004.

• Previously served as an investment analyst advising corporate pension funds on their strategic asset allocation and management structure for UFJ Trust Bank (formerly Toyo Trust & Banking) for the four years prior to joining Deutsche Asset Management.

• MBA, Cornell University, Chartered Member of the Security Analysts Association of Japan.

Sean Lenihan

Director of Deutsche Trust Bank and Lead Consultant to the Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001, and Deutsche Trust Bank in 2002.

• Over 16 years of investment experience in Japanese equities.

• Previously served as a Japanese large cap equity analyst, a Japanese small/medium cap fund manager and deputy general manager for Schroder Investment Management (Japan) Ltd., as a marketing executive for Yasuda Trust & Banking Company, Japan, and as a member of the Japanese equity sales team for Nomura Securities, London for the 14 years prior to joining Deutsche Asset Management.

• MA, Cambridge University.

Timothy S. Griffen

Chief Investment Officer of Deutsche Trust Bank and Consultant to the Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997, and Deutsche Trust Bank in 2002.

• Over 17 years of investment industry experience.

• Previously served as a portfolio manager responsible for investing in Japanese and Pacific Basin equities for Draycott Partners and CIGNA International, Tokyo, for the 11 years prior to joining Deutsche Asset Management.

• MBA, University of South Carolina.

* Effective October 18, 2004, Katsuhiro Iwai replaced Kuniyuki Kashiwazaki as Portfolio Manager of the fund.

In the following interview, Portfolio Manager Kuniyuki Kashiwazaki and Consultants Sean Lenihan and Tim Griffen discuss Scudder Japanese Equity Fund's strategy and the market environment during the 12-month period ended August 31, 2004.

Q: How did Japan's stock market perform during the annual reporting period?

A: The Japanese equity market, as measured by the fund's benchmark - the TOPIX - delivered a total return of 13.9% in local currency terms for the 12-month period. The return for dollar-based investors, which includes the appreciation of the yen, was 21.08%.1 Much of the market's gain occurred prior to Japan's financial year end in March 2004, as improving macroeconomic data caused overseas investors to intensify their buying of stocks that can benefit at the times when domestic demand is rising. These include stocks of banks, real estate companies and retailers. However, since the new financial year began in April, the Japanese stock market has been bound in a relatively tight trading range as concerns related to rising oil prices and higher interest rates in the United States and China outweighed optimism about the recovery of the domestic economy and corporate earnings.

1 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Will you elaborate on the developments related to the economy and corporate profits?

A: Japan's stock market has been helped by the continued improvement in the country's economy. Japan's real (i.e., inflation-adjusted) gross domestic product for the January to March 2004 period rose 6.1% quarter-over-quarter on a seasonally adjusted, real basis, building upon the similarly strong rise of 6.4% registered from October to December 2003. Significantly, the contribution from household spending became increasingly positive relative to capital expenditures and net exports, indicating a strengthening consumer sector and less dependence on external demand to drive economic growth.

However, economic statistics released since July have shown some signs of a temporary slowdown in the recovery of the domestic economy. Japan's real GDP for the April to June quarter rose 1.3% quarter-over-quarter on an annualized basis, falling substantially short of the market consensus. Still, the general picture of a moderate but steady recovery of the domestic economy, with a gradual easing of deflationary pressure, seems intact.2 The unemployment rate for July 2004 stood at 4.9%, compared with 5.3% for July 2003. In addition, the consumer price index (excluding foods), which had fallen as much as 0.4% year-on-year in June 2003, has not fallen more than 0.2% with the exception of May 2004, when it fell 0.3%. This may signal that the deflationary forces that have weighed on Japan's economy for many years are dissipating.

2 Deflation, the opposite of inflation, refers to falling prices - a negative development for an economy.

Strong corporate earnings growth also has provided a favorable backdrop for the market. For the year ended in March 2004, nonfinancial listed companies in Japan, in the aggregate, saw 27% growth in recurring profits despite continued relatively mild top-line sales growth of less than 2%. These results were in line with our earlier belief that, due to ongoing restructuring in recent years, Japanese corporations were becoming more operationally geared to take advantage of an economic recovery and top-line revenue growth, however moderate.

Q: How did the fund perform during the period?

A: For the 12 months ended August 31, 2004, the Class A shares of the fund rose 16.65%. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) This return trailed the 21.08% US dollar return of the TOPIX.

Q: What factors contributed to performance?

A: In terms of stock selection, positive contributions came from Mizuho Financial Group, Inc. and Mitsui O.S.K. Lines, Ltd. (marine transport), as well as from a nonholding in NTT DoCoMo, Inc. (telecommunication services). Mizuho Financial Group saw its share price soar as it succeeded in restoring profitability through substantial reduction in nonperforming loans, and hence credit costs. As a result of the stock's strong gains, we have reduced the fund's position in Mizuho to market weight from overweight.3 Mitsui O.S.K. Lines, the second-largest shipping company in Japan, has been benefiting from rising freight rates and increasing demand for liquid natural gas tankers. NTT DoCoMo, the largest mobile-phone company in Japan, instigated a price war that weakened the earnings prospects for the entire industry. Given the stock's poor performance, the fund benefited from our decision not to hold a position.

3 "Overweight" means a fund holds a higher weighting in a given sector than the index; "underweight" means a fund holds a lower weighting than the benchmark index.

On the other hand, negative contributions came from JSR Corp., Ricoh Co., Ltd. and Canon, Inc. JSR was negatively affected by concerns that increasing manufacture of products using liquid crystal display (LCD) will lead to falling prices and therefore declining revenues for companies in the industry. Believing JSR's valuation and long-term earnings outlook remain attractive, we continue to hold the stock in the fund. In contrast, we elected to close out the position in Ricoh based on our conclusion that its prospects for earnings growth would not provide a catalyst for further share price appreciation. Canon remains in the fund, as we believe the long-term-demand prospects for its higher-margin digital copiers and digital cameras remain positive. We therefore consider its share-price weakness on currency concerns unwarranted.

In terms of sector allocation, underweight positions in information technology and telecommunications and an overweight position in real estate added value. Conversely, underweight positions in pharmaceuticals, consumer financing and insurance subtracted value, as each sector outperformed the market as a whole.

Q: What changes did you make to the fund's positioning?

A: During the 12-month period under review, we increased exposure to land transportation, machinery, real estate and auto-related companies due to what we believe are their improving fundamentals and attractive valuations. We increased the fund's underweight position in telecommunications stocks due to the deteriorating fundamentals of many companies in the industry.

We believe the portfolio is now well balanced with holdings in companies geared to a recovery of the domestic economy as well as exporters that we believe are attractively valued. The prospect for a moderate recovery in final demand, at least for the foreseeable future, favors a case for companies that are able to increase profits and market share in challenging conditions. We are adding to stocks in which we have the highest level of conviction during times of share price weakness and are trimming or avoiding those with unfavorable medium-term earnings prospects. We are maintaining the fund's positions in some technology stocks despite recent weakness, on the basis of the attractive valuations and growth prospects of the stocks we hold in the fund.

Q: Do you have any final thoughts for fund investors?

A: The near-term earnings outlook for Japanese companies remains favorable. Nevertheless, given the concerns related to the US economy and higher oil prices, investors instead are focusing on the murkier outlook for subsequent quarters. Japan's economic recovery continues, however, with an improved employment situation propping up consumer demand and business confidence broadening out to nonmanufacturing industries and smaller companies. Meanwhile, corporate restructuring initiatives are accelerating, and shareholders are becoming more active.

In this environment, we will continue to base our individual stock selection on business fundamentals and valuations. As part of our tight risk-control process, we are also keeping a close watch on the portfolio's exposure (relative to the benchmark) to external factors such as currencies, interest rates and oil prices.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2004

Sector Diversification	8/31/04	8/31/03

Consumer Discretionary	25%	20%
Industrials	24%	19%
Financials	19%	16%
Materials	16%	15%
Information Technology	9%	10%
Utilities	4%	5%
Health Care	2%	3%
Telecommunication Services	1%	10%
Consumer Staples	-	2%
	100%	100%

Sector diversification is subject to change.

Ten Largest Equity Holdings at August 31, 2004 (40.6% of Portfolio)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	6.9%
2. East Japan Railway Co. Provider of rail transportation services	4.9%
3. Mitsui & Co., Ltd. Operator of a general trading company	4.5%
4. West Japan Railway Corp. Provider of rail transportation services	4.4%
5. Mitsubishi Tokyo Financial Group, Inc. Provider of financial services	4.1%
6. Nissan Motor Co., Ltd. Manufacturer of motor vehicles	4.0%
7. Nippon Steel Corp. Manufacturer of integrated steel	3.2%
8. Mitsubishi Estate Co., Ltd. Provider of real estate services	3.1%
9. JSR Corp. Manufacturer of synthetic rubber and resins	3.0%
10. Nippon Shokubai Corp., Ltd. Manufacturer of chemicals	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2004

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 25.0%
Auto Components 2.9%
Denso Corp.	52,800	1,296,665
Koyo Seiko Co., Ltd.	62,000	720,904
NHK Spring Co., Ltd.	86,000	607,345
		2,624,914
Automobiles 11.7%
Honda Motor Co., Ltd.	14,800	733,661
Nissan Motor Co., Ltd.	335,100	3,639,869
Toyota Motor Corp.	161,800	6,369,382
		10,742,912
Household Durables 1.8%
Daiwa House Industry Co., Ltd.	46,000	477,438
Nitori Co., Ltd.	19,000	1,203,299
		1,680,737
Leisure Equipment & Products 2.0%
Sammy Corp.	37,700	1,872,289
Multiline Retail 2.3%
Aoyama Trading Co., Ltd.	29,900	720,662
The Daimaru, Inc.	59,000	472,581
Fast Retailing Co., Ltd.	7,000	503,918
Marui Co., Ltd.	33,700	443,744
		2,140,905
Specialty Retail 3.3%
NAFCO Co., Ltd.	11,400	289,830
Sun Drug Co., Ltd.	17,200	935,702
USS Co., Ltd.	24,320	1,770,702
		2,996,234
Miscellaneous 1.0%
Benesse Corp.	30,400	914,161
Financials 19.5%
Banks 6.3%
The Bank of Fukuoka, Ltd.	140,000	725,898
Mitsubishi Tokyo Financial Group, Inc.	416	3,733,916
Mizuho Financial Group, Inc.	319	1,284,837
		5,744,651
Diversified Financials 5.8%
AEON Credit Services Co., Ltd.	7,370	478,842
Credit Salson Co., Ltd.	16,100	531,092
Nomura Holdings, Inc.	162,000	2,226,134
The Sumitomo Trust & Banking Co., Ltd.	343,000	2,072,253
		5,308,321
Real Estate 7.4%
AEON Mall Co., Ltd.	30,100	1,615,537
Mitsubishi Estate Co., Ltd.	258,000	2,894,095
Mitsui Fudosan Co., Ltd.	77,000	849,007
Ohbayashi Corp.	296,000	1,448,442
		6,807,081
Health Care 1.7%
Optical Supplies
Hoya Corp.	16,400	1,576,636
Industrials 24.3%
Commercial Services & Supplies 0.5%
Dai Nippon Printing Co., Ltd.	32,000	469,182
Construction & Engineering 0.9%
Shimizu Corp.	191,000	840,651
Machinery 5.8%
Amada Co., Ltd.	218,000	1,231,638
Fanuc Ltd.	12,200	649,244
Komori Corp.	33,000	461,290
Nidec Corp.	17,500	1,674,412
SMC Corp.	13,600	1,302,497
		5,319,081
Marine 2.9%
Kamigumi Co., Ltd.	125,000	940,860
Mitsui O.S.K. Lines, Ltd.	286,000	1,694,004
		2,634,864
Road & Rail 9.7%
East Japan Railway Co.	806	4,509,605
Hankyu Corp.	116,000	433,388
West Japan Railway Corp.	973	4,016,484
		8,959,477
Trading Companies & Distributors 4.5%
Mitsui & Co., Ltd.	507,000	4,111,810
Information Technology 9.5%
Electronic Equipment & Instruments 5.5%
Advantest Corp.	22,900	1,452,378
Casio Computer Co., Ltd.	69,000	898,496
Matsushita Electric Industrial Co., Ltd.	136,000	1,823,000
Omron Corp.	41,500	888,691
		5,062,565
Office Electronics 2.2%
Canon, Inc.	42,500	2,021,597
Software 0.9%
Fuji Soft ABC Inc.	24,000	822,307
IT Consulting & Services 0.9%
TIS Inc.	22,200	807,162
Materials 15.5%
Chemicals 10.1%
Hitachi Chemical Co., Ltd.	132,900	1,965,525
JSR Corp.	167,600	2,794,861
Nippon Shokubai Corp., Ltd.	307,000	2,313,550
Nitto Denko Corp.	50,200	2,195,735
		9,269,671
Metals & Mining 5.4%
Komatsu Ltd.	186,000	1,137,288
Nippon Mining Holdings, Inc.	202,500	928,171
Nippon Steel Corp.	1,293,000	2,957,381
		5,022,840
Telecommunication Services 0.9%
Wireless Telecommunication Services
NOK Corp.	25,200	792,236
Utilities 3.6%
Electric Utilities 1.6%
Citizen Electronics Co., Ltd	28,900	1,535,329
Gas Utilities 2.0%
Tokyo Gas Co., Ltd.	503,000	1,842,592
Total Investment Portfolio - 100.0% (Cost $82,371,435) (a)		91,920,205

(a) The cost for federal income tax purposes was $82,430,854. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $9,489,351. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,877,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,388,026.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004
Assets
Investments in securities, at value (cost $82,371,435)	$ 91,920,205
Cash equivalents	1,333,867
Receivable for investments sold	528,876
Dividends receivable	7,862
Interest receivable	2,431
Receivable for Fund shares sold	284,717
Other assets	676
Total assets	94,078,634
Liabilities
Payable for investments purchased	197,514
Payable for Fund shares redeemed	606,239
Accrued advisory fee	23,798
Other accrued expenses and payables	135,578
Total liabilities	963,129
Net assets, at value	$ 93,115,505
Net Assets
Net assets consist of: Accumulated net investment loss	(295,308)
Net unrealized appreciation (depreciation) on: Investments	9,548,770
Foreign currency related transactions	(1,501)
Accumulated net realized gain (loss)	7,565,057
Paid-in capital	76,298,487
Net assets, at value	$ 93,115,505

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price (a) per share ($29,471,422 / 2,982,449 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 9.88
Maximum offering price per share (100 / 94.25 of $9.88)	$ 10.48
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,855,979 / 657,224 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 13.47
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,288,635 / 1,209,332 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 13.47
Class S Net Asset Value, offering and redemption price (a) per share ($38,499,469 / 3,887,718 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 9.90

(a) Redemption price per share for shares held less than six months for Class S shares and sixty days for Class A shares is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2004(a)
Investment Income
Investment income (loss) allocated from the Japanese Equity Portfolio: Dividends (net of foreign taxes withheld of $50,630)	$ 579,720
Interest	8,601
Expenses	(1,044,104)
Net investment income (loss) allocated from the Japanese Equity Portfolio	(455,783)
Dividends (net of foreign taxes withheld of $374)	4,974
Interest	390
Total Income (loss)	(450,419)
Expenses: Advisory fee	23,798
Administrator service fee	123,423
Distribution and shareholder servicing fees	218,036
Custodian fees	5,203
Transfer agent fees	59,461
Accounting fees	21,430
Auditing	20,826
Legal	50,651
Directors' fees and expenses	5,526
Reports to shareholders	41,137
Registration fees	58,739
Other	827
Total expenses, before expense reductions	629,057
Expense reductions	(541,086)
Total expenses, after expense reductions	87,971
Net investment income (loss)	(538,390)

(a) On August 20, 2004, the Japanese Equity Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the Japanese Equity Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2004(a) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from the Japanese Equity Portfolio from: Investments	13,059,219
Foreign currency related transactions	(431,181)
Net realized gain (loss) from: Investments	70,804
Foreign currency related transactions	(13,048)
12,685,794
Net unrealized appreciation (depreciation) during the period allocated from the Japanese Equity Portfolio on: Investments	(3,827,317)*
Foreign currency related transactions	(9,543)*
Net unrealized appreciation/depreciation during the period on: Investments	1,191,406
Foreign currency related transactions	10,872
(2,634,582)
Net gain (loss) on investment transactions	10,051,212
Net increase (decrease) in net assets resulting from operations	$ 9,512,822

(a) On August 20, 2004, the Japanese Equity Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the Japanese Equity Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).
* Excludes unrealized depreciation of $2,426,106 resulting from the dissolution of the master-feeder structure.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2004(a)	2003
Operations: Net investment income (loss)	$ (538,390)	$ (198,414)
Net realized gain (loss) on investment transactions	12,685,794	(4,267,173)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,634,582)	12,290,574
Net increase (decrease) in net assets resulting from operations	9,512,822	7,824,987
Distributions to shareholders from: Net investment income: Class S	-	(38,991)
Fund share transactions: Proceeds from shares sold	86,936,721	61,946,855
Reinvestment of distributions	-	37,954
Cost of shares redeemed	(63,707,740)	(13,066,125)
Redemption fees	54,044	56,442
Net increase (decrease) in net assets from Fund share transactions	23,283,025	48,975,126
Increase (decrease) in net assets	32,795,847	56,761,122
Net assets at beginning of period	60,319,658	3,558,536
Net assets at end of period (including accumulated net investment loss and accumulated distributions in excess of net investment income of $295,308 and $224,108, respectively)	$ 93,115,505	$ 60,319,658

(a) On August 20, 2004, the Japanese Equity Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Japanese Equity Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Class A
Years Ended August 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.47	$ 7.83	$ 9.47	$ 19.85	$ 20.12
Income (loss) from investment operations:
Net investment income (loss)	(.06)[a]	(.05)[a]	(.06)[a]	(.12)[a]	(.28)
Net realized and unrealized gain (loss) on investment transactions	1.47	.69	(.55)	(6.12)	5.82
Total from investment operations	1.41	.64	(.61)	(6.24)	5.54
Less distributions from: Net investment income	-	-	(1.03)	-	-
Net realized gains on investment transactions	-	-	-	(4.14)	(5.81)
Total distributions	-	-	(1.03)	(4.14)	(5.81)
Redemption fees	-[b]	-[b]	-[b]	-	-
Net asset value, end of period	$ 9.88	$ 8.47	$ 7.83	$ 9.47	$ 19.85
Total Return (%)[c]	16.65	8.17	(6.44)	(37.79)	25.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	10.6		1	3
Ratio of expenses before expense reductions (%)[d]	2.10	2.39	8.06	7.66	4.32
Ratio of expenses after expense reductions (%)[d]	1.40	1.40	1.60	1.60	1.60
Ratio of net investment income (loss) (%)	(.65)	(.70)	(.89)	(.88)	(1.23)
Portfolio turnover rate (%)	109[e]	137[f]	188[f]	119[f]	120[f]
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.01.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] On August 20, 2004, the Japanese Equity Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

Class B
Years Ended August 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.63	$ 10.83	$ 12.47	$ 24.85	$ 24.58
Income (loss) from investment operations: Net investment income (loss)	(.19)[a]	(.16)[a]	(.19)[a]	(.27)[a]	(.63)
Net realized and unrealized gain (loss) on investment transactions	2.07	.96	(.67)	(7.97)	6.71
Total from investment operations	1.84	.80	(.86)	(8.24)	6.08
Less distributions from: Net investment income	-	-	(.78)	-	-
Net realized gains on investment transactions	-	-	-	(4.14)	(5.81)
Total distributions	-	-	(.78)	(4.14)	(5.81)
Redemption fees	-[b]	-[b]	-[b]	-	-
Net asset value, end of period	$ 13.47	$ 11.63	$ 10.83	$ 12.47	$ 24.85
Total Return (%)[c]	15.82	7.39	(6.92)	(38.32)	22.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	3	2	3	6
Ratio of expenses before expense reductions (%)[d]	2.85	3.14	8.91	8.70	5.35
Ratio of expenses after expense reductions (%)[d]	2.15	2.15	2.35	2.35	2.35
Ratio of net investment income (loss) (%)	(1.40)	(1.45)	(1.64)	(1.62)	(1.90)
Portfolio turnover rate (%)	109[e]	137[f]	188[f]	119[f]	120[f]
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.01.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] On August 20, 2004, the Japanese Equity Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

Class C
Years Ended August 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.63	$ 10.82	$ 12.48	$ 24.85	$ 24.10
Income (loss) from investment operations: Net investment income (loss)	(.19)[b]	(.16)[b]	(.20)[b]	(.26)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.07	.97	(.68)	(7.97)	.79
Total from investment operations	1.84	.81	(.88)	(8.23)	.75
Less distributions from: Net investment income	-	-	(.78)	-	-
Net realized gains on investment transactions	-	-	-	(4.14)	-
Total distributions	-	-	(.78)	(4.14)	-
Redemption fees	-[c]	-[c]	-[c]	-	-
Net asset value, end of period	$ 13.47	$ 11.63	$ 10.82	$ 12.48	$ 24.85
Total Return (%)[d]	15.82	7.49	(7.09)	(38.27)	3.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	1.1		.3	.1
Ratio of expenses before expense reductions (%)[e]	2.85	3.14	8.59	8.92	8.74*
Ratio of expenses after expense reductions (%)[e]	2.15	2.15	2.35	2.35	2.35*
Ratio of net investment income (loss) (%)	(1.40)	(1.45)	(1.64)	(1.70)	(2.07)*
Portfolio turnover rate (%)	109[f]	137[g]	188[g]	119[g]	120[g]
[a] For the period from May 31, 2000 (commencement of operations of Class C shares) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.01.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[f] On August 20, 2004, the Japanese Equity Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
* Annualized
** Not annualized

Class S
Years Ended August 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.47	$ 7.82	$ 8.37
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.46	.69	(.54)
Total from investment operations	1.43	.66	(.55)
Less distributions from: Net investment income	-	(.01)	-
Redemption fees	-[c]	-[c]	-[c]
Net asset value, end of period	$ 9.90	$ 8.47	$ 7.82
Total Return (%)[d]	16.88	8.43	(6.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	46.4
Ratio of expenses before expense reductions (%)[e]	1.85	2.14	1.35**
Ratio of expenses after expense reductions (%)[e]	1.15	1.15	.17**
Ratio of net investment income (loss) (%)	(.40)	(.45)	.44**
Portfolio turnover rate (%)	109[f]	137[g]	188[g]
[a] For the period from July 15, 2002 (commencement of operations of Class S shares) to August 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.01.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[f] On August 20, 2004, the Japanese Equity Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Japanese Equity Fund ("Scudder Japanese Equity Fund" or the "Fund") is a diversified series of the Scudder Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 3, 2004, the Board of Directors approved dissolving the Japanese Equity master-feeder structure, and converting the Fund to a stand-alone fund. On August 20, 2004, the Fund received net assets with a value of $91,805,357 which included net unrealized appreciation (depreciation) of $8,344,991 from the Japanese Equity Portfolio in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Statement of Operations.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 31, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 2,638,308
Undistributed net long-term capital gains	$ 4,690,860
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 9,489,351

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended August 31,
	2004	2003
Distributions from ordinary income*	$ -	$ 38,991

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class A shareholders for less than sixty days and Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares being redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Cash Equivalents. Cash and cash equivalents include deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $105,637,201 and $82,707,729, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Effective August 20, 2004, Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, all indirect, wholly owned subsidiaries of Deutsche Bank AG. Prior to August 20, 2004, DeAM, Inc. was the Advisor for the Japanese Equity Portfolio. The investment advisory fee paid by the Fund under the new Investment Advisory Agreement is the same as the investment advisory agreement for the Japanese Equity Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. DeAMJ, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares 1.40%, Class B shares 2.15%, Class C shares 2.15% and Class S shares 1.15%. Under these agreements, the Advisor waived and absorbed $485,829 of expenses, which includes expenses incurred by the Japanese Equity Portfolio.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at August 31, 2004
Class A	$ 33,495	$ 3,930
Class B	10,807	1,268
Class C	14,677	1,722
Class S	64,444	7,561
	$ 123,423	$ 14,481

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended August 31, 2004, the transfer agent charges to the Fund by SISC and ICCC aggregated $34,145, all of which is paid at August 31, 2004.

Various third-party service providers provide certain services to the Fund. Certain expenses of the Fund will not be borne by ICCC, such as taxes, brokerage, interest and extraordinary expenses, and fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2004
Class A	$ 53,925	$ 6,309
Class B	52,199	6,152
Class C	70,884	9,708
	$ 177,008	$ 22,169

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2004	Effective Rate
Class B	$ 17,400	$ 2,050.25%
Class C	23,628	3,236.25%
	$ 41,028	$ 5,286

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2004 aggregated $46,159. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended August 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2004, the CDSC for Class B and C shares aggregated $26,561 and $10,855, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2004, SDI received $2,438.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,846,843	$ 28,420,623	1,545,721	$ 11,441,510
Class B	1,181,774	15,906,576	245,823	2,492,382
Class C	1,370,116	18,674,487	114,778	1,210,475
Class S	2,369,773	23,935,035	6,413,073	46,802,488
		$ 86,936,721		$ 61,946,855
Shares issued to shareholders in reinvestment of distributions
Class S	-	$ -	5,338	$ 37,954
		$ -		$ 37,954
Shares redeemed
Class A	(1,017,786)	$ (9,829,057)	(466,581)	$ (3,173,829)
Class B	(770,393)	(10,541,655)	(229,718)	(2,348,990)
Class C	(274,740)	(3,676,679)	(7,967)	(83,361)
Class S	(3,958,138)	(39,660,349)	(995,044)	(7,459,945)
		$ (63,707,740)		$ (13,066,125)
Redemption fees		$ 54,044		$ 56,442
Net increase (decrease)
Class A	1,829,057	$ 18,607,179	1,079,140	$ 8,312,001
Class B	411,381	5,369,768	16,105	143,392
Class C	1,095,376	15,005,089	106,811	1,127,114
Class S	(1,588,365)	(15,699,011)	5,423,367	39,392,619
		$ 23,283,025		$ 48,975,126

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon the net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Investors Funds, Inc. and the Shareholders of Scudder Japanese Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Japanese Equity Fund (one of the funds constituting Scudder Investors Funds, Inc., hereafter referred to as the "Fund") at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts October 27, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,935,000 as capital gain dividends for its year ended August 31, 2004, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $51,004 and earned $51,004 of foreign source income during the year ended August 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the year ended August 31, 2004.

For federal Income tax purposes, the Fund designates $700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 2000	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		54
Richard R. Burt 2/3/47 Director since 1998	Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		56
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	54
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	54
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	54
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54
Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54
William N. Searcy 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	54
Robert H. Wadsworth 1/29/40 Director since 1997	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		57

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Director, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	139

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5,7] 7/14/60 President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5,7] 1/11/63 Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.
5 Address: 345 Park Avenue, New York, New York.
6 Address: Two International Place, Boston, Massachusetts.
7 Effective September 30, 2004, Mr. Sluyters and Mr. Schubert were elected as President of the fund and Chief Financial Officer of the fund, respectively.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	FJEAX	FJEBX	FJECX
CUSIP Number	81116R-408	81116R-507	81116R-606
Fund Number	460	660	760

Scudder Class S Shareholders
Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	FJESX
Fund Number	369

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the  period,  August  31,  2004,  Scudder Investors Funds  has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER JAPANESE EQUITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year    Audit Fees     Audit-Related      Tax Fees       All Other
      Ended         Billed        Fees Billed       Billed to     Fees Billed
    August 31,     to Fund         to Fund            Fund          to Fund
--------------------------------------------------------------------------------
2004               $55,600           $185           $8,735             $0
--------------------------------------------------------------------------------
2003               $15,800          $1,205          $8,320             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Asset
Management, Inc. ("DeAM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for
engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related            Tax Fees           All Other Fees
   Fiscal          Fees Billed to          Billed to             Billed to
    Year            Adviser and            Adviser and         Adviser and
    Ended         Affiliated Fund        Affiliated Fund      Affiliated Fund
  August 31,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                 $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                 $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                                       1

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to
                                Adviser and
                              Affiliated Fund       Total Non-Audit
                             Service Providers      Fees billed to
                               (engagements           Adviser and
                Total        related directly       Affiliated Fund
               Non-Audit     to the operations          Service
                 Fees          and financial           Providers
  Fiscal       Billed to         reporting            (all other       Total of
   Year          Fund          of the Fund)           engagements)     (A), (B)
   Ended
 August 31,       (A)               (B)                 (C)             and (C)
--------------------------------------------------------------------------------
2004            $8,735            $0                 $1,430,816      $1,439,191
--------------------------------------------------------------------------------
2003            $8,320         $55,500               $5,741,860      $5,805,680
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeAM and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Japanese Equity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Japanese Equity Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 28, 2004